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                                                                    EXHIBIT 10.3

                               THIRD AMENDMENT TO
                              AMENDED AND RESTATED
                             STOCK OPTION AGREEMENT


     THIS THIRD AMENDMENT TO AMENDED AND RESTATED STOCK OPTION AGREEMENT (sometimes herein this "Third Amendment") is made and entered into as of the 21st day of July, 1998, by and between LEON MOORE (hereinafter referred to as "Moore") and RICHARD L. JOHNSON (hereinafter referred to as "Johnson").

                              W I T N E S S E T H:

     WHEREAS, Johnson and Moore entered into that certain Stock Option Agreement (the "Stock Option Agreement") dated December 11, 1991, whereby Moore granted to Johnson an option to acquire five hundred seventy-five thousand (575,000) shares of common stock of ShoLodge, Inc. ("ShoLodge") from Moore; and

     WHEREAS, Moore and Johnson entered into that certain Amended and Restated Stock Option Agreement dated March 9, 1992, but effective as of April 1, 1984 (the "Amended Agreement"), which Amended Agreement amended and restated the Stock Option Agreement; and

     WHEREAS, Moore and Johnson entered into that certain First Amendment to Amended and Restated Stock Option Agreement (the "First Amendment") dated as of October 10, 1996, which First Amendment amended the Amended Agreement; and

     WHEREAS, Moore and Johnson entered into that certain Second Amendment to Amended and Restated Stock Option Agreement (the "Second Amendment"), dated as of June 20, 1997, which Second Amendment further amended the Amended Agreement ("Amended Agreement" as referred to hereinafter means the Amended Agreement as amended by the First Amendment and by the Second Amendment); and

     WHEREAS, Johnson and Moore desire to further amend the Amended Agreement as set forth below.

     NOW, THEREFORE, for and in consideration of the mutual promises and covenants herein contained, the parties do hereby agree as follows:

     1. Subparagraph 1(a) of the Amended Agreement is hereby amended in the following respects:

          (a) By deleting the last item under the heading "Purchase Date" in the initial paragraph thereof, by deleting the last item under the heading "Price" in the initial paragraph thereof and by inserting in lieu of such items the following:
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
            Purchase Date                                  Price
            -------------                                  -----
If the purchase date occurs after                     $5.67 per share
September 30, 1998, but on or before
December 31, 1998

If the purchase date occurs after                     $5.79 per share
December 31, 1998, but on or before
March 31, 1999

If the purchase date occurs after                     $5.91 per share
March 31, 1999, but on or before
June 30, 1999

If the purchase date occurs after                     $6.03 per share
June 30, 1999, but on or before
September 30, 1999

If the purchase date occurs after                     $6.16 per share
September 30, 1999, but on or before
December 11, 1999

          (b) By changing the date "December 11, 1998" in the first and second sentences of the last paragraph thereof to "December 11, 1999."

     2. Subparagraph 1(c) of the Amended Agreement is hereby amended by changing the date "December 11, 1998" in the first and third sentences thereof to "December 11, 1999".

     3. Subparagraph 1(j)(iii) of the Amended Agreement is hereby amended by deleting such subparagraph in its entirety and substituting in lieu thereof the following:

          (iii) Notice. Each stock certificate issued to Johnson as a result of the exercise of the option set forth herein shall be endorsed with the following legend:

          Notice is hereby given that the sale, assignment, transfer, pledge or other disposition of shares of capital stock represented by this Certificate is subject to a right of first refusal to Leon Moore pursuant to the terms of that certain Amended and Restated Stock Option Agreement dated March 9, 1992, but effective as of April 1, 1984, as amended by that certain First Amendment to Amended and Restated Stock Option Agreement dated as of October 10, 1996, by that certain Second Amendment to Amended and Restated Stock Option Agreement dated as of June 20, 1997, and by that certain Third Amendment to Amended and Restated Stock Option Agreement dated as of July 21, 1998, all by and between Leon Moore and Richard L. Johnson.


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     4. Except as hereby modified and amended, the Amended Agreement shall in all other respects remain in full force and effect.

     IN WITNESS WHEREOF, the parties have executed this Third Amendment to Amended and Restated Stock Option Agreement on the day and year first above written.



                                           /S/ Leon Moore
                                           -------------------------------------
                                           LEON MOORE


                                           /S/ Richard L. Johnson
                                           -------------------------------------
                                           RICHARD L. JOHNSON


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